UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

GOLDEN ENTERTAINMENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Minnesota	000-24993	41-1913991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd, Las Vegas, Nevada		89118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 893-7777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Golden Entertainment, Inc. (the “Company”) held its 2019 annual meeting of shareholders on June 5, 2019 (the “Annual Meeting”), at which the Company’s shareholders voted on the matters set forth below.

PROPOSAL 1: Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Blake L. Sartini	22,438,265	540,462	3,060,758
Lyle A. Berman	22,817,087	161,640	3,060,758
Ann Dozier	22,902,839	75,888	3,060,758
Mark A. Lipparelli	22,444,497	534,230	3,060,758
Anthony A. Marnell III	22,958,467	20,260	3,060,758
Robert L. Miodunski	21,972,950	1,005,777	3,060,758
Terrence L. Wright	21,393,625	1,585,102	3,060,758

Each of the foregoing directors was elected.

PROPOSAL 2: To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,485,644	487,646	5,437	3,060,758

The foregoing Proposal 2 was approved.

PROPOSAL 3: To conduct a non-binding advisory vote on the frequency of holding future non-binding advisory votes on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,704,434	9,253	220,035	45,005	3,060,758

Shareholders voted in favor of conducting a non-binding advisory vote on the compensation on the Company’s named executive officers every year. Based on these results, the Board of Directors of the Company has determined that the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year.

PROPOSAL 4: To Ratify the Appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,011,691	13,797	13,997	—

The foregoing Proposal 4 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: June 5, 2019	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	Executive Vice President,
Chief Strategy Officer and Chief Financial Officer